SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549
		     ___________________________

			       FORM 8-K

			    CURRENT REPORT

		Pursuant to Section 13 or 15(d) of the
		   Securities Exchange Act of 1934

			    Date of Report
	  (Date of earliest event reported) - June 13, 1995

		    GARDEN STATE BANCSHARES, INC.
	  (Exact Name of Registrant as Specified in Charter)

			      NEW JERSEY
	    (State or Other Jurisdiction of Incorporation)

	  0-13108                   22-2549534
     (Commission File Number)  (IRS Employer Identification No.)

	2290 West County Line Road, Jackson, New Jersey  08527
	       (Address of Principal Executive Offices)

			    (908) 905-2200
		   (Registrant's Telephone Number)
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Item 5.   Other Events

          On June 14, 1995 Garden State BancShares, Inc. ("GSB") announced that it has signed a definitive merger agreement with The Summit Bancorporation ("Summit"), pursuant to which GSB will be acquired in a tax-free, stock-for-stock merger. Pursuant to the merger, each of the outstanding shares of GSB common stock will be exchanged for 1.08 shares of Summit common stock. GSB will be merged into Summit and GSB's wholly-owned subsidiary, Garden State Bank will be merged with Summit's wholly-owned subsidiary, Summit Bank. Additionally, GSB has the option, and is expected, to declare common dividends between June 13, 1995 and closing equivalent to what GSB shareholders would have received if the merger had closed on June 13, 1995.

          The acquisition is conditioned upon necessary bank regulatory approvals, the approval of GSB's shareholders, the receipt by GSB of updated fairness opinions from its financial advisor, Advest, Inc. on a date shortly before mailing the proxy statement to GSB shareholders in connection with the transaction and at the closing of the transaction, and other customary conditions. The parties anticipate that the merger will be consummated in the last quarter of 1995.

          In connection with the merger agreement GSB also granted Summit an option to acquire 752,770 shares of GSB common stock at $15.75 per share under certain circumstances.

          GSB is a bank holding company whose principal operating subsidiary is Garden State Bank, a state-chartered commercial bank. The corporate headquarters of GSB and the main office of Garden State Bank are located at 2290 West County Line Road, Jackson, New Jersey 08527. Garden State Bank is a commercial bank which operates nine retail branches, eight of which are in Ocean County and one in Monmouth County, New Jersey. As of March 31, 1995, GSB had total assets of $316 million.

          Summit is a $5.5 billion asset bank holding company with 90 retail banking offices in Bergen, Essex, Hunterdon, Mercer,
Middlesex, Monmouth, Ocean, Somerset, Union and Warren Counties in
New Jersey.

          Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (c)    Exhibits

          2(a)   Merger Agreement, dated June 13, 1995, between The
		 Summit Bancorporation and United Counties Bancorporation.

          2(b) Stock Option Agreement, dated June 13, 1995, between The Summit Bancorporation and Garden State BancShares, Inc.

          99 Joint Press Release of The Summit Bancorporation and Garden State BancShares, Inc. dated June 14, 1995.

			      SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GARDEN STATE BANCSHARES, INC.


Dated : June 27, 1995                 By: THEODORE D. BESSLER
    					  ___________________
                                          Theodore D. Bessler,
                                          President and Chief
                                          Executive Officer

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			    EXHIBIT INDEX

                                                             PAGE

Exhibit 2(a)   Merger Agreement, dated June 13, 1995,
               between The Summit Bancorporation and
               Garden State BancShares, Inc.

Exhibit 2(b)   Stock Option Agreement, dated June 13,
               1995, between The Summit Bancorporation
               and Garden State BancShares, Inc.

Exhibit 99     Joint Press Release of The Summit
               Bancorporation and Garden State
               BancShares, Inc. dated June 14, 1995

Exhibit 2(a)   Merger Agreement, dated June 13, 1995,
               between The Summit Bancorporation and
               Garden State BancShares, Inc.